CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to
906 of the Sarbanes-Oxley Act of 2002), I, the
Chief Executive Officer and Chief Financial Officer of Gaming Venture Corp., U.S.A. (the 'Company"), hereby certify, that to the best of my knowledge, the financial statements on Form 10SB of the Company for the years ended December 31, 2002 and 2001 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2003

/s/Alan R. Woinski,
Chairman and Chief Executive Officer
Chief Financial Officer